BORROWINGS	12 Months Ended
Dec. 31, 2025
Borrowings [abstract]
BORROWINGS	BORROWINGS
Principal repayments on total borrowings due over the next five years and thereafter are as follows:

(US$ MILLIONS)	Business services	Infrastructure services	Industrials	Corporate	Total borrowings
2026	$1,121	$73	$174	$—	$1,368
2027	3,229	807	356	—	4,392
2028	1,675	1,328	3,376	—	6,379
2029	6,087	3,023	1,288	—	10,398
2030	194	825	4,257	1,330	6,606
Thereafter	2,848	2,735	9,566	—	15,149
Total - principal repayments	$15,154	$8,791	$19,017	$1,330	$44,292
Deferred financing costs and other accounting adjustments	(195)	(121)	(222)	(5)	(543)
Total - December 31, 2025	$14,959	$8,670	$18,795	$1,325	$43,749
Total - December 31, 2024	$15,800	$7,736	$13,184	$2,142	$38,862
(a)    Corporate borrowings
The partnership has bilateral credit facilities backed by large global banks. The credit facilities are available in Euros, British pounds, Australian dollars, U.S. dollars and Canadian dollars. Advances under the credit facilities bear interest at the specified SOFR, SONIA, EURIBOR, CORRA or BBSY rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The credit facilities require the partnership to maintain a minimum tangible net worth and deconsolidated debt to capitalization ratio at the corporate level. The total capacity on the bilateral credit facilities is $2,350 million with a maturity date of June 29, 2030. The balance drawn on the bilateral credit facility, net of deferred financing costs, as at December 31, 2025 was $1,325 million (2024: $2,142 million).
The partnership had $1 billion available on its revolving acquisition credit facility with Brookfield (the “Brookfield Credit Agreement”) as at December 31, 2025. The credit facility is guaranteed by the partnership, the Holding LP and certain of the partnership’s subsidiaries. The credit facility is available in U.S. dollars or Canadian dollars and advances are made by way of SOFR, CORRA, base rate or prime rate loans. The credit facility bears interest at the specified SOFR or CORRA rate plus 3.45%, or the specified base rate or prime rate plus 2.45%. The credit facility requires the partnership to maintain a minimum deconsolidated net worth and contains restrictions on the ability of the borrowers and the guarantors to, among other things, incur certain liens or enter into speculative hedging arrangements. The maturity date of the credit facility is April 27, 2030, subject to automatic one year extensions occurring on April 27 of each year unless Brookfield provides written notice of its intention not to further extend their prevailing maturity date. The total available amount on the credit facility will decrease to $500 million on April 27, 2026. As at December 31, 2025, the credit facility remained undrawn.
The partnership is currently in compliance with covenant requirements of its corporate borrowings and continues to monitor performance against such covenant requirements.
As at December 31, 2025, there were no funds on deposit from Brookfield (2024: $nil). Refer to Note 25 for further details on the Deposit Agreements (defined therein) with Brookfield.
(b)    Non-recourse subsidiary borrowings of the partnership
Current and non-current non-recourse borrowings in subsidiaries of the partnership as at December 31, 2025, net of deferred financing costs, premiums and discounts were $1,352 million and $41,072 million, respectively (2024: $1,616 million and $35,104 million, respectively). Non-recourse borrowings in subsidiaries of the partnership include borrowings made under subscription facilities of Brookfield-sponsored private equity funds.
Some of the partnership’s operations have credit facilities in which they borrow and repay on a short-term basis. This movement has been shown on a net basis in the partnership’s consolidated statements of cash flow.
The partnership has financing arrangements within its operating businesses that trade in public markets or are held at major financial institutions. The financing arrangements primarily comprise term loans, securitization programs, credit facilities and notes and debentures which are subject to fixed or floating interest rates. Most of these borrowings are not subject to financial maintenance covenants, however, some are subject to fixed charge coverage, leverage ratios and minimum equity or liquidity covenants.
The partnership principally finances assets at the subsidiary level with debt that is non-recourse to both the partnership and to its other subsidiaries and is generally secured against assets within the respective subsidiaries. Moreover, debt instruments at the partnership’s subsidiaries do not cross-accelerate or cross-default to debt at other subsidiaries. As at December 31, 2025, the partnership’s subsidiaries were in compliance with all material covenant requirements and the partnership continues to work with its businesses to monitor performance against such covenant requirements.
(i)Healthcare services operation
On May 26, 2025, the partnership’s healthcare services operation entered receivership due to an event of default under its credit agreement after unsuccessful efforts to negotiate with key stakeholders on a sustainable long-term solution for the business. Following the appointment of a receiver and transition of oversight of the operations, the partnership ceased to have control of the business and therefore, deconsolidated the net liabilities of the business, and recorded a pre-tax net gain of $236 million in the consolidated statements of operating results, included in other income (expense). Upon deconsolidation, the partnership derecognized property, plant and equipment of $2,361 million, accounts payable and other liabilities of $2,008 million, non-recourse borrowings of $950 million, accounts receivable of $171 million and other net assets of $237 million related to its healthcare services operation. The results of the healthcare services operation are included in the partnership’s consolidated statement of operating results up until the partnership lost control of the business on May 26, 2025.
The following table summarizes the weighted average interest rates and terms of non-recourse borrowings in subsidiaries of the partnership as at December 31, 2025 and 2024:

	Weighted average rate (%)		Weighted average term (years)		Consolidated
(US$ MILLIONS, except as noted)	2025	2024	2025	2024	2025	2024
Business services	8.0%	8.1%	7.0	8.5	$14,959	$15,805
Industrials	7.3%	8.0%	5.4	4.8	18,795	13,179
Infrastructure services	6.5%	7.0%	4.3	4.4	8,670	7,736
Total	7.4%	7.8%	5.8	6.3	$42,424	$36,720
The partnership enters into interest rate derivatives to mitigate the risk of interest rate movements on its floating rate debt instruments. Refer to Note 26 and Note 27 for additional information on the partnership’s interest rate derivatives and financial risk management. As at December 31, 2025, the weighted average interest rate of the partnership’s total non-recourse borrowings including the effect of interest rate derivatives was 7.3%.
The following table summarizes the non-recourse borrowings in subsidiaries of the partnership by currency as at December 31, 2025 and 2024:

(US$ MILLIONS, except as noted)	2025	Local currency		2024	Local currency
U.S. dollars	$21,813		$21,813	$17,633		$17,633
Euros	8,533		€7,264	6,653		€6,426
Australian dollars	5,586	A$	8,371	6,350	A$	10,261
Brazilian reais	4,512	R$	24,832	3,896	R$	24,123
Canadian dollars	897	C$	1,231	899	C$	1,294
Indian rupees	543	INR	48,894	809	INR	69,184
Other	540			480
Total	$42,424			$36,720